CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BLVD HOLDINGS, INC. (the “Company”) on Form 10-K/A for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John G. Simmonds, Principal Executive Officer and Principal Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2014	By:	/s/ JOHN G. SIMMONDS
John G. Simmonds
President, CEO, Director, Principal Executive Officer, Principal Financial Officer